Exhibit 99.1

Contact:          John B. Williamson, III
                  Chairman, President and CEO
Telephone:        (540) 777-3810

FOR IMMEDIATE RELEASE

                               RGC RESOURCES, INC.
               SECOND QUARTER FINANCIAL RESULTS - EARNINGS IMPROVE

     ROANOKE, VA. (APRIL 30, 2003)--RGC Resources, Inc. (NASDAQ: RGCO) announced consolidated Company earnings of $3,140,953 or $1.59 per share on 1,981,605 average diluted shares outstanding for the quarter ended March 31, 2003. This compares to quarterly earnings for the same quarter last year of $2,470,446 or $1.28 per share on 1,932,979 average diluted shares outstanding. The improvement in earnings is directly attributed to the impact of weather that was 19% colder than the same quarter last year, resulting in a 15% increase in natural gas deliveries and a 22% increase in propane deliveries.

     Earnings per share for the twelve months ending March 31, 2003 were $1.96 on 1,965,518 average diluted shares outstanding compared to $0.76 on 1,919,900 average diluted shares outstanding for the twelve months ended March 31, 2002. Earnings for the twelve months ended March 31, 2003 were positively impacted by weather that was 23% colder than the prior twelve months, resulting in a 12% increase in natural gas deliveries and a 21% increase in propane deliveries, and the absence of the initial impairment charge recorded September 30, 2001, related to the restructuring of the Company's heating and air conditioning operations.

     RGC Resources, Inc. provides energy and related products and services to approximately 78,000 customers in Virginia and West Virginia through its operating subsidiaries including Roanoke Gas Company, Bluefield Gas Company, Diversified Energy Company and RGC Ventures, Inc. The Company is listed on the NASDAQ stock market, trading symbol RGCO.

     Unaudited summary financial statements for the quarter and twelve months year-to-date are as follows:



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                                       RGC Resources, Inc. and Subsidiaries

                       Condensed Consolidated Statements of Income and Comprehensive Income


                                                       Three Months Ended                Twelve Months Ended
                                                            March 31,                         March 31,
                                                       2003             2002              2003            2002
                                                ---------------------------------  --------------------------------

Revenues                                        $     41,222,570  $    31,744,381   $    95,305,382  $   84,408,114
Cost of sales                                         29,511,598       22,356,955        66,538,861      59,588,682
                                                   -------------   --------------    --------------   -------------
Operating margin                                      11,710,972        9,387,426        28,766,521      24,819,432
Other operating expenses                               6,048,195        4,873,424        20,382,535      19,276,020
Impairment loss                                                -                -            72,008         699,630
Interest expense                                         551,284          511,953         2,081,143       2,263,439
                                                   -------------   --------------    --------------   -------------
Income before income taxes                             5,111,493        4,002,049         6,230,835       2,580,343
Income tax expense                                     1,970,540        1,531,603         2,376,071       1,125,882
                                                   -------------   --------------    --------------   -------------
Net income                                             3,140,953        2,470,446         3,854,764       1,454,461
Other comprehensive income (loss), net of tax           (128,162)         213,013          (257,591)        106,862
                                                   -------------   --------------    --------------   -------------
Comprehensive income                            $      3,012,791  $     2,683,459   $     3,597,173  $    1,561,323
                                                   =============   ==============    ==============   =============

Net earnings per share of common stock:
   Basic                                        $           1.59  $          1.28   $          1.96  $         0.76
                                                   =============   ==============    ==============   =============
   Diluted                                      $           1.59  $          1.28   $          1.96  $         0.76
                                                   =============   ==============    ==============   =============

Cash dividends per common share                 $           0.285 $         0.285   $          1.14  $         1.13
                                                   =============   ==============    ==============   =============

Weighted average number of common shares outstanding:
   Basic                                               1,978,541        1,929,088         1,963,790       1,916,066
   Diluted                                             1,981,605        1,932,979         1,965,518       1,919,900


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                                  Condensed Consolidated Statements of Cash Flows
                                                    (Unaudited)


                                                              Three Months Ended            Twelve Months Ended
                                                                   March 31,                     March 31,
                                                               2003           2002            2003          2002
                                                        -------------------------------  ----------------------------
Cash flows from operating activities:
   Net earnings                                           $    3,140,953 $    2,470,446 $     3,854,764  $   1,454,461
   Depreciation and amortization                               1,372,122      1,349,389       5,361,633      5,148,638
   Impairment loss                                                     -              -          72,008        699,630
   Changes in operating assets and liabilities                 9,677,056      8,146,583      (3,157,849)    11,048,852
   Other                                                         (29,494)        (1,022)        (28,454)         7,764
                                                           -------------  -------------  --------------  -------------
 Net cash provided by operating activities                    14,160,637     11,965,396       6,102,102     18,359,345
                                                           -------------  -------------  --------------  -------------

Cash flows from investing activities:
   Additions to utility and nonutility property               (2,279,777)    (1,766,946)     (8,398,089)    (8,403,264)
   Other                                                         290,772          3,459         328,546        (10,916)
                                                           -------------  -------------  --------------  -------------
 Net cash used in investing activities                        (1,989,005)    (1,763,487)     (8,069,543)    (8,414,180)
                                                           -------------  -------------  --------------  -------------

Cash flows from financing activities:
   Issuance of long-term debt                                          -              -       8,000,000              -
   Retirement of long-term debt                                  (32,463)       (56,945)       (129,064)      (777,047)
   Net borrowings (repayments) under lines of credit         (11,561,000)   (10,865,000)     (4,289,000)    (8,087,000)
   Cash dividends paid                                          (562,438)      (548,376)     (2,232,842)    (2,150,596)
   Proceeds from issuance of stock                               194,327        238,741         887,042        733,946
                                                           -------------  -------------  --------------  -------------
 Net cash provided by (used in) financing activities         (11,961,574)   (11,231,580)      2,236,136    (10,280,697)
                                                           -------------  -------------  --------------  -------------

Net Increase (Decrease) in Cash and Cash Equivalents      $      210,058 $   (1,029,671) $      268,695  $    (335,532)
                                                           =============  =============  ==============  =============

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                                       Condensed Consolidated Balance Sheets
                                                    (Unaudited)


                                                                  March 31,
ASSETS                                                      2003                2002
                                                     ------------------    --------------
Current assets                                      $        22,742,170   $    18,160,613
Total property, plant and equipment, net                     70,276,098        67,583,749
Other assets                                                  1,234,111           995,578
                                                     ------------------    --------------

   Total Assets                                     $        94,252,379   $    86,739,940
                                                     ==================    ==============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities                                 $        25,059,257   $    26,848,344
Long-term debt                                               28,236,463        22,417,692
Deferred credits and other liabilities                        5,212,124         3,969,029
                                                     ------------------    --------------
   Total Liabilities                                         58,507,844        53,235,065
Stockholders' Equity                                         35,744,535        33,504,875
                                                     ------------------    --------------

   Total Liabilities and Stockholders' Equity       $        94,252,379   $    86,739,940
                                                     ==================    ==============
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